UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 11, 2008
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.
     The disclosure in Item 8.01 below regarding the executive summary of the Company’s business and certain performance and financial results is incorporated herein by reference.

Item 8.01	Other Events.
     On August 11, 2008, in connection with the Company’s Chapter 11 proceeding before the U.S. Bankruptcy Court for the District of Delaware (Case No. 08-11551) (the “Chapter 11 Case”), the Company released an executive summary prepared by its financial advisor, Cain Brothers & Company, LLC, with the assistance of, and from information provided by, the Company. The executive summary provides an overview of the Company’s business and a description of certain summary performance and financial results through June 30, 2008, the end of the Company’s second quarter, for the Company’s remaining business, the EDI business. The executive summary is being sent to potential bidders that may have an interest in the auction and asset sale the Company plans to undertake pursuant to Section 363 of the Bankruptcy Code. A copy of the executive release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. More detailed information on the Company’s business and financial results can be found in the Company’s latest Form 10-K and Form 10-Q filings with the U.S. Securities and Exchange Information, copies of which are available on the Company’s website at http://www.medavanthealth.com.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Executive Summary by Cain Brothers & Company, LLC.
Forward-Looking Statements
     Statements contained in this Current Report on Form 8-K contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements present expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They frequently are accompanied by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. In particular, these include, but are not limited to, statements relating to: the Company’s ability to obtain approval to undertake an auction and asset sale pursuant to Section 363 of the Bankruptcy Code; complete the Chapter 11 process in a timely manner; and continue to operate in its ordinary course and manage its relationships with its creditors, noteholders, vendors, employees and customers given the Company’s financial condition. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to, the soundness of the Company’s business strategies relative to perceived market opportunities; the Company’s assessment of the healthcare industry’s need, desire and ability to become technology efficient; market acceptance of the Company’s products and services; and the Company’s ability and that of its business associates to comply with various government rules regarding healthcare information and patient privacy.
     Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The Company’s future results and shareholder values may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. The Company refers you to the cautionary statements and risk factors set forth in the documents it files from time to time with the SEC, particularly its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008, as filed with the SEC on May 23, 2008, and its Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on April 15, 2008. Shareholders are cautioned not to put undue reliance on any forward-looking statements. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company expressly disclaims any intent or obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: August 11, 2008	/s/ Peter E. Fleming, III
Peter E. Fleming, III
Chief Executive Officer